UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2016

RLI Corp.

(Exact name of registrant as specified in its charter)

Illinois	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.07              Submission of Matters to a Vote of Security Holders.

(a)	On May 5, 2016, RLI Corp. (“Company”) held its annual meeting of shareholders (“Annual Meeting”).

(b)	At the Annual Meeting, the Company’s shareholders voted on the following five proposals and cast their votes as described below.

1.	The nominees for election to the Board of Directors were elected at the Annual Meeting, each to hold office for a one-year term expiring at the next annual meeting, based upon the following votes:

	For	Withheld	Broker Non-Votes
Kaj Ahlmann	37,920,592	142,544	4,047,930
Barbara R. Allen	37,599,885	463,251	4,047,930
Michael E. Angelina	37,857,054	206,082	4,047,930
John T. Baily	37,462,604	600,532	4,047,930
Jordan W. Graham	37,711,764	351,372	4,047,930
Charles M. Linke	37,603,242	459,894	4,047,930
F. Lynn McPheeters	37,651,859	411,277	4,047,930
Jonathan E. Michael	37,479,347	583,789	4,047,930
James J. Scanlan	37,926,247	136,889	4,047,930
Michael J. Stone	37,871,506	191,630	4,047,930
Robert O. Viets	37,426,513	636,623	4,047,930

2.	The proposal to approve the RLI Corp. Annual Incentive Compensation Plan, as described in the proxy materials, was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
37,323,896	630,251	108,989	4,047,930

3.	The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as described in the proxy materials, was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
37,459,379	460,146	143,611	4,047,930

4.	The proposal on the frequency of future advisory votes on executive compensation, as described in the proxy materials, received the following votes:

Ne Year
One Year	Two Years	Three Years	Abstentions
34,088,176	544,809	3,298,926	121,225

5.	The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2016 was approved based upon the following votes:
1,278,322
For	Against	Abstentions	Broker Non-Votes
41,278,322	665,448	167,296	−

Item 8.01              Other Events.

On May 5, 2016, the Company announced that its Board of Directors approved a quarterly dividend on its common stock of $0.20 per share.  The dividend is payable on June 20, 2016, to shareholders of record as of May 31, 2016.  Furnished as Exhibit 99.1 and incorporated herein by reference is the press release issued by the Company.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

5
Exhibit No.	Description
99.1	Press Release dated May 5, 2016.
This Exhibit is furnished pursuant to Item 8.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLI CORP.

Date: May 6, 2016	By:	/s/ Daniel O. Kennedy
Daniel O. Kennedy
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated May 5, 2016
This Exhibit is furnished pursuant to Item 8.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.